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                                                                  CONFORMED COPY

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 22, 2004

                               CAMBREX CORPORATION

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             (Exact name of Registrant as specified in its charter)

                                    DELAWARE

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                 (State or other jurisdiction of incorporation)

        1-10638                                           22-2476135
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(Commission File Number)                       (IRS Employer Identification No.)

One Meadowlands Plaza, East Rutherford, New Jersey                    07073

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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code: (201) 804-3000

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                               CAMBREX CORPORATION

                                    FORM 8-K

                                 CURRENT REPORT

                                JANUARY 22, 2004

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  (99.1) Press release issued by Cambrex Corporation dated
                         January 22, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION UNDER ITEM 12

         On January 22, 2004, Cambrex Corporation issued a press release announcing its financial results for the fourth quarter and full year of 2003 and providing guidance for 2004. The press release is attached to this Form 8-K as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                                CAMBREX CORPORATION

                                                By: /s/ Luke M. Beshar
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                                                        Luke M. Beshar
                                                        Senior Vice President
                                                        Chief Financial Officer

Dated: January 22, 2004

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                                  EXHIBIT INDEX

99.1     Press Release of Cambrex Corporation dated January 22, 2004

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